SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: October 23, 2000




                               Sparton Corporation
                          (Exact name of registrant as
                            specified in its charter)

          Ohio                       0-1000                     38-1054690
     (State or other               (Commission                (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)


 2400 E. Ganson Street
  Jackson, Michigan                                                49202
(Address of principal                                            (Zip Code)
  executive offices)

                         Registrant's telephone number,
                       including area code: (517) 787-8600



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Item 5   OTHER EVENTS

On October 23, 2000, Sparton  Corporation,  issued the press release attached as
Exhibit 99 to this Form 8-K.










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Item 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(c)      Exhibits

99       Press Release dated October 23, 2000.









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 23, 2000                SPARTON CORPORATION
                                        (Registrant)


                                        By:  /s/ Richard L. Langley
                                             Richard L. Langley
                                             Vice President and Treasurer
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)




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                                  EXHIBIT INDEX

Exhibit Number             Document

     99                    Press Release dated October 23, 2000.




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                                                                      Exhibit 99

PRESS RELEASE

As a follow-up to an interview that John J. Smith, Chairman of the Board of Sparton Corporation, conducted with the Jackson Citizen Patriot last week and the subsequent article which appeared in the Sunday, October 22, 2000 issue of that newspaper, the Company is issuing this press release for the purpose of clarifying some of the information included in that article.

The article in question includes a summary of opinions that relate to both the Company's future earnings and stock performance. A number of factors, many of which are beyond the control of the Company, will impact the Company's near and long-term financial performance. Consequently, a meaningful assessment about future financial performance cannot be made. In addition, due to the variety of factors impacting the Company's stock price, the Company does not attempt to predict how or when the market will react to the Company's performance.

Contrary to a statement concerning future sonobuoy sales, there are no commitments from sonobuoy customers that would result in a forecast of future sales at the level as stated in the article.

Regarding a comment relative to the Company's anticipated growth over the next five years, the Company does not possess enough information to make realistic assessments about growth over such an extended period of time.

Sparton  Corporation  headquartered in Jackson,  Michigan and listed on the NYSE
(SPA) is a provider of Electronics Design and Manufacturing Services to a variety of global customers in the Avionics, Medical, Telecommunication, Government and other Industrial marketplaces.

For further information please contact Rhonda Aldrich, Director of Corporate Communications at 517-787-8600.

End